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                                                                   Exhibit 10.29




                               6,000,000 Shares


                           TRITON PCS HOLDINGS, INC.

                CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE




                            UNDERWRITING AGREEMENT








February 22, 2001
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                                                                   Exhibit 10.29

                                                               February 22, 2001



Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
First Union Securities, Inc.
Robert W. Baird & Co. Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

         Triton PCS Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "Underwriters"), and certain shareholders of the Company (the "Selling Shareholders") named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of 6,000,000 shares of the Class A Common Stock, par value $.01 per share, of the Company (the "Firm Shares"), of which 3,500,000 shares are to be issued and sold by the Company and 2,500,000 shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

         The Selling Shareholders also propose to sell to the several Underwriters not more than an additional 900,000 shares of the Class A Common Stock, $.01 par value per share of the Company (the "Additional Shares") owned by such Selling Shareholders if and to the extent that you, as Representatives of the several Underwriters, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to collectively as the "Common Stock." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "Sellers."

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares and other securities (the "Shelf Securities") of the Company and has
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filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), in the form first used to confirm sales of the Shares. The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Shares. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Shares, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:


          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

          (b) (i)Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
     (ii)each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, willnot contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,(iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the

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     representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, other than liens granted to the lenders (the "Credit Facility Liens") under Triton PCS, Inc.'s credit facility and restrictions on the Company with respect to such shares in the First Amended and Restated Stockholders' Agreement dated as of October 27, 1999 (the "Stockholders' Agreement"), by and among AT&T Wireless PCS LLC, the cash equity investors, management stockholders and independent directors party thereto and the Company, in each case as described in the Prospectus.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

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          (g) The shares of Common Stock (including the Shares to be sold by the
     Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene
     (1) any provision of applicable law or the certificate of incorporation or by-laws of the Company or (2) in any material respect any provision of any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (3) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development that could reasonably be expected to have a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

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          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to (i) require the Company to file a registration statement under the Securities Act with respect to any securities of the Company, except as described in the Prospectus or (ii) require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus,(i) the Company and

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     its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business;(ii) the Company has not purchased any of its outstanding capital stock (other than the repurchase of capital stock from former employees in an aggregate amount not in excess of $50,000), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (r) The Company and its subsidiaries have marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

          (s) Except in each case as described in or contemplated by the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the

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     Prospectus, or, to the knowledge of the Company, is imminent; and the
     Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (v) The Company and its subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, authorizations and permits would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (w) The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to wireless communications services ("Telecom Laws"),(ii) have received all permits, licenses or other approvals ("Telecom Licenses") required of them under applicable Telecom Laws to conduct their respective businesses, all of which were validly issued and are in full force and effect, with no material restrictions or qualifications except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent

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     to the date of this Agreement) and (iii) are in compliance with all terms and conditions of any such Telecom License, except where such noncompliance with Telecom Laws, failure to receive required Telecom Licenses, failure to have such Telecom Licenses be validly issued or in full force and effect, or failure to comply with the terms and conditions of such Telecom Licenses would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (x) Each of the Company and its subsidiaries has filed with the Federal Communication Commission (the "FCC") all necessary and material reports, documents, instruments, information and applications required to be filed pursuant to the FCC's rules, regulations and requests.

          (y) The Company has no reason to believe, and does not believe, that the Telecom Licenses will not be renewed for a full term when they are due for renewal.

          (z) Except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), each of
     (A) the agreements described in the Prospectus under the captions "Certain Relationships and Related Transactions--The Stockholders' Agreement," "-- License Agreement" and "--Roaming Agreement" and (B) Triton PCS's credit facility dated as of February 3, 1998, as amended as of September 22, 1999, and September 14, 2000, are in full force and effect. Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under (i) any of those agreements or (ii) any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them are bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole.

          (aa) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets

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     is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (bb) Except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than those described in Part II of the Company's quarterly reports on Form 10-Q (the "Form 10-Qs"), if any, filed since the Company's most recent annual report on Form 10-K (the "Form 10-K"), under
     Item 2 and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (cc) The agreements (the "Filed Agreements") filed or incorporated by reference as exhibits to the Registration Statement (or as exhibits to the Form 10-K, Form 10-Qs or any other reports filed pursuant to the Exchange Act and incorporated by reference thereto in the Registration Statement) are the only agreements material to the Company and its Subsidiaries, taken as a whole.

     2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized (except in the case of natural persons), executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Kleinbard, Bell & Brecker LLP, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene (i) any provision of applicable law,or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or (ii) in any material respect any agreement or other instrument binding upon such

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     Selling Shareholder that is material to such Selling Shareholder or (iii)
     any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of
     Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.

          (d) The Custody Agreement and the Power of Attorney have been duly authorized (except in the case of natural persons), executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

          (e) Upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by the Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC,
     (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or

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     another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

          (f) All information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in
     (i) the Basic Prospectus under the caption "Principal and Selling Stockholders" and (ii) the Prospectus Supplement under the caption "Selling Stockholders" is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading.

     3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $30.48 a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholders, severally and not jointly, agree to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 900,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Selling Shareholders in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Selling Shareholder agrees, severally and not jointly, to sell the number of Additional Shares (subject to such adjustments to eliminate

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fractional shares as you may determine) that bears the same proportion to the maximum number of Additional Shares that may be sold by such Selling Shareholder set forth in Schedule I hereto as the total number of Additional Shares to be purchased bears to 900,000, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be sold by such Selling Shareholder as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

     The restrictions contained in the preceding paragraph shall not apply to
(A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (C) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares, (D) the grant of options or stock under the Company's 1999 Stock and Incentive Plan or Employee Stock Purchase Plan as in effect on the date hereof or (E) bona fide gifts, sales or other dispositions of shares of any class of the Company's capital stock by any Seller other than the Company, in each case that are made exclusively between and among such Seller or members of such Seller's family, or affiliates of such Seller, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer under clause (E) that (i) the transferee executes an agreement in the form of Exhibit B hereto, and (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above). In addition, each Selling Shareholder,

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

severally and not jointly, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     If Morgan Stanley & Co. Incorporated shall release any Seller from the restrictions set forth in the two immediately preceding paragraphs, Morgan Stanley & Co. Incorporated will, concurrently with such release, provide written notice to the other Sellers.

     4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has been entered into as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $32.00 a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $0.99 a share under the Public Offering Price.

     5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on February 28, 2001, or at such other time on the same or such other date, not later than March 7, 2001, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section or at such other time on the same or on such other date, in any event not later than April 6, 2001, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

     The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Kleinbard, Bell & Brecker LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) each subsidiary of the Company has been duly organized or incorporated, is validly existing in good standing under the laws of the jurisdiction of its organization or incorporation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company (other than the 11.5 million shares of Common Stock sold in the Company's initial public offering (the "IPO Shares")) have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) the issuance of the Shares to be sold by the Company will not be subject to any preemptive or, to such counsel's knowledge, similar rights;

               (vi) all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are, to such counsel's knowledge, owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than Credit Facility Liens and restrictions on the Company with respect to such shares in the Stockholders' Agreement, in each case as described in the Prospectus;

               (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of Delaware or Pennsylvania law or the certificate of incorporation or by-laws of the Company or any Filed Agreement (provided that such counsel need not express any opinion with respect to the Stockholders' Agreement) or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any Delaware or Pennsylvania governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares; provided that such counsel need not express any opinion with respect to the Communications Act of 1934, as amended, or any rules, regulations or orders thereunder;

               (viii) the statements relating to legal matters, documents or proceedings included in the Prospectus under the captions "Description of Capital Stock" and "Certain Relationships and Related Transactions" and "Item 11--Executive Compensation and Employment Agreements-- Employment Agreements" of the Form 10-K, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (ix) to such counsel's knowledge, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (x) nothing has come to the attention of such counsel that causes such counsel to believe that (A) any part of the Registration Statement (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief), when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,(B) the Registration Statement, as supplemented by the Prospectus Supplement (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) on the date of this Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (C) or the Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) The Underwriters shall have received on the Closing Date an opinion of Dow Lohnes & Albertson PLLC, outside counsel for the company, dated the Closing Date, to the effect that:

                   (i) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable;

                   (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                   (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of United States Federal law and will not contravene any provision of the Stockholders' Agreement in any material respect, and no consent, approval, authorization or order of, or qualification with, any United States Federal governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters; provided that such counsel need not express any opinion with respect to the Communications Act of 1934, as amended, or any rules, regulations or orders thereunder;

                    (iv) the statements relating to legal matters, documents or proceedings included in (A) the Prospectus under the captions "Certain Material United States Tax Consequences to Non-U.S.

               Holders", "Description of Certain Indebtedness" and "Underwriters" (but only as to the description of this Agreement) and the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                    (v) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                    (vi) the IPO Shares have been duly authorized, and are validly issued, fully paid and non-assessable;

                    (vii) nothing has come to the attention of such counsel that causes such counsel to believe that (A) any document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) did not comply when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement or the Prospectus (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) do not comply as toform in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (C) any part of the Registration Statement (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief), when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (D) the Registration Statement, as supplemented by the Prospectus Supplement (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) on the date of this Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (E) the Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (e) The Underwriters shall have received on the Closing Date an opinion of Dow Lohnes & Albertson PLLC, special regulatory counsel for the Company, dated the Closing Date, in the form of Exhibit A hereto.

                    (f) The Underwriters shall have received on the Closing
               Date an opinion of Mayer, Brown & Platt, counsel for the Selling Shareholders (other than Messrs. Kalogris and Skinner and First Union Affordable Housing Community Development Corporation ("First Union")), dated the Closing Date, to the effect that:

                         (A) this Agreement has been duly authorized, executed
                    and delivered by or on behalf of each of such Selling Shareholders;

                         (B) the execution and delivery by each such Selling
                    Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws (if such Selling Shareholder is a corporation), the partnership agreement (if such Selling Shareholder is a partnership) or the operating agreement (if such Selling Shareholder is a limited liability company) of such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

                         (C) each of such Selling Shareholders has valid title
                    to, or a valid security entitlement in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities and other encumbrances, and each of such Selling Shareholders has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares;

                         (D) the Custody Agreement and the Power of Attorney of
                    each such Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder;

                         (E) upon delivery of the Shares to be sold by such
                    Selling Shareholders pursuant to the Underwriting Agreement and payment therefor as contemplated therein, the Underwriters will acquire good and marketable title to such Shares free and clear of any lien, claim, security interest or other encumbrance, restriction on transfer or other defect in title.

               (ii) an opinion of Alston & Bird LLP, counsel for First Union, dated the Closing Date, to the effect that:

                         (A) this Agreement has been duly authorized, executed
                    and delivered by or on behalf of such Selling Shareholder;

                         (B) the execution and delivery by such Selling
                    Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder, or, to the best of such counsel's knowledge, any material agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this

                    Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                          C) to the best of such counsel's knowledge, such
                    Selling Shareholder has valid title to the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities and other encumbrances, and such Selling Shareholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares;

                         (D) the Custody Agreement and the Power of Attorney of
                    such Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder;

                         (E) assuming that (1) the Underwriters acquire their
                    interests in the Shares to be sold by such Selling Shareholder to the Underwriters without notice of any adverse claim (within the meaning of Article 8 of the Uniform Commercial Code), (2) the Underwriters have paid the full purchase price for such Shares in accordance with the Underwriting Agreement and (3) such Shares have been credited to the securities accounts of the Underwriters maintained with DTC, then the Underwriters will have a security entitlement (within the meaning of Article 8 of the Uniform Commercial Code) to such Shares purchased by the Underwriters, and pursuant to Article 8 of the Uniform Commercial Code, no action based on an adverse claim to such Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Underwriters.

               (iii) an opinion of Kleinbard, Bell & Brecker LLP, counsel for Messrs. Kalogris and Skinner, dated the Closing Date, to the effect that:

                     (A) this Agreement has been duly executed and delivered by or on behalf of each of such Selling Shareholders;

                     (B) the execution and delivery by each such Selling
               Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or, to such counsel's knowledge, any material agreement or other instrument binding upon such Selling Shareholder or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of his obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (C) each of such Selling Shareholders is the sole registered owner of the Shares to be sold by such Selling Shareholder, and, to such counsel's knowledge, such Shares are owned by such Selling Shareholder free and clear of all security interests, claims, liens, equities and other encumbrances, and each has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

               (D) the Custody Agreement and the Power of Attorney of each such Selling Shareholder have been duly executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder;

               (E) upon delivery of the Shares to be sold by such Selling Shareholders pursuant to the Underwriting Agreement and payment therefor as contemplated therein, the Underwriters will acquire good and marketable title to such Shares free and clear of any lien, claim, security interest or other encumbrance, restriction on transfer or other defect in title.

               (g) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(d)(i), 6(d)(ii),6(d)(iv) , (but only as to the statements in the Prospectus under "Underwriters") and6(d)(vii) (B), 6(d)(vii) (D) and 6(d)(vii)(E) above.

               With respect to Sections 6(c)(x) and 6(d)(vii) above, Kleinbard, Bell & Brecker LLP and Dow, Lohnes & Albertson PLLC may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Sections (B), 6(d)(vi)(D) and 6(d)(vi)(E) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified. With respect to Section 6(f) above, Mayer, Brown & Platt, Alston & Bird LLP and Kleinbard, Bell & Brecker LLP may rely upon an opinion or opinions of counsel for any Selling Shareholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; provided that (A) each such counsel for the Selling Shareholders is satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and (D) Mayer, Brown & Platt, Alston & Bird LLP or Kleinbard, Bell & Brecker LLP, as the case may be, shall state in their opinion that they are justified in relying on each such other opinion.

               The opinions of Kleinbard, Bell & Brecker LLP, Dow, Lohnes & Albertson PLLC, Mayer, Brown & Platt and Alston & Bird LLP described in Sections 6(c) ,6(d) ,6(e) and 6(f) above and any opinions ofcounsel for any Selling Shareholder referred to in the immediately preceding paragraph shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

               (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from (i) PricewaterhouseCoopers LLP, independent public accountants, and (ii) Arthur Andersen LLP, independent public accountants, in each case containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

               (i) The "lock-up" agreements, each substantially in the form of Exhibit B hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares, other matters related to the issuance of the Additional Shares and the transfer of title to the Additional Shares to the Underwriters.

          7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

               (a) To furnish to you, without charge, five copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

               (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Shares, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

               (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such states as you shall reasonably request.

               (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending March 31, 2002 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified,(ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, the (iii) cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc.,(v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market,(vi) the cost of printing certificates representing the Shares, the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and
     (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided that the Selling Shareholders agree to pay the fees, disbursements and expenses of the counsel for the Selling Shareholders. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution," and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

          9. Indemnity and Contribution. (a)The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Und(a)aberwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

          (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in (i) the Basic Prospectus under the caption "Principal and Selling Stockholders" or (ii) the Prospectus Supplement under the caption "Selling Stockholders"; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof. The liability of each Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Shareholder under this Agreement, less applicable underwriting discounts and commissions.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a),(b),or 9(c)such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 120 days after receipt by such indemnifying party of the aforesaid re(d)abquest; (ii) such indemnifying party shall have received notice of the terms of such settlement at least 90 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a) ,9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii)if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Sellers and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Shareholder under this Agreement, less applicable underwriting discounts and commissions.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section9(e) . The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section , no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this Section and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person control any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Sellers, if(a) after the execution and delivery of this Agreement and prior to the Closing Date(i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc.,(ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market,(iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or(iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and(b) in the case of any of the events specified in clauses 10(a)(i) through , 10(a)(iv) such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
     Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. Stockholders' Agreement. The Selling Shareholders confirm to the Company that they do not need written notice of the filing of the Registration Statement under the Stockholders' Agreement, and that the filing of the Registration Statement satisfies any obligations that the Company may have to the Selling Shareholders under the Stockholders' Agreement to register the offering of the Shares that the Selling Shareholders propose to sell.

          13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                                            Very truly yours,

                                            TRITON PCS HOLDINGS, INC.


                                            By: /s/ David Clark
                                               ----------------------------
                                            Name:  David Clark
                                            Title: Chief Financial Officer


                                            The Selling Shareholders named in
                                            Schedule I hereto, acting severally


                                            By: /s/ David Clark
                                              ------------------------------
                                              Attorney-in-Fact

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
FIRST UNION SECURITIES, INC.
ROBERT W. BAIRD & CO. INCORPORATED

Acting severally on behalf of themselves and the several Underwriters named in
      Schedule II hereto.

By:   Morgan Stanley & Co. Incorporated


By:   /s/ Robert M. Shepardson
      -------------------------------
      Name:  Robert M. Shepardson
      Title: Mangaing Director

                                                                      SCHEDULE I

                                                                           Maximum Number
                                             Number of Firm               of Additional
 Selling Shareholder                        Shares To Be Sold               To Be Sold
------------------------------------      ----------------------          ---------------
Michael E. Kalogris                                 135,653                     48,835
Steven R. Skinner                                   100,256                     36,092
J.P. Morgan Partners (23A SBIC), LLC                633,184                    227,946
J.P. Morgan SBIC LLC                                530,253                    190,891
Sixty Wall Street SBIC Fund, L.P.                    26,502                      9,541
Equity-Linked Investors-II                          614,195                    221,110
Toronto Dominion Capital (U.S.A.), Inc.             153,549                     55,278
First Union Affordable Housing Community            210,526                     75,790
Development Corporation
DAG-Triton PCS, L.P.                                 95,882                     34,517
                                             ------------------            ----------------
Total:                                            2,500,000                    900,000
                                             ==================            ================

                                                                     SCHEDULE II

                                                        Number of Firm Shares To Be
        Underwriter                                             Purchased
--------------------------------------               -------------------------------
Morgan Stanley & Co. Incorporated                                  2,137,500
Salomon Smith Barney Inc.                                          2,137,500
First Union Securities, Inc.                                         855,000
Robert W. Baird & Co. Incorporated.                                  570,000
ABN AMRO Incorporated                                                 60,000
CIBC World Markets Corp.                                              60,000
Credit Lyonnais Securities (USA) Inc.                                 60,000
Edward D. Jones & Co., L.P.                                           60,000
Thomas Weisel Partners LLC                                            60,000
                                                                  --------------
     Total Firm Shares                                             6,000,000
                                                                  ==============

                                                                       EXHIBIT A

                [FORM OF OPINION OF DOW LOHNES & ALBERTSON PLLC,
                   SPECIAL REGULATORY COUNSEL FOR THE COMPANY]



         We have represented Triton PCS Holdings, Inc., a Delaware corporation (the "Company"), as special communications counsel in connection with the Underwriting Agreement (the "Agreement") dated as of February 22, 2001, by and among the Company, the Selling Shareholders and you as representatives of the several underwriters listed therein (collectively, the "Underwriters"). This opinion is delivered to you pursuant to Section 6(e) of the Agreement. Capitalized terms defined in the Agreement and used herein without definition shall have the meanings given such terms in the Agreement.

         As special communications counsel to the Company, we address only matters within the jurisdiction of the FCC pertaining to the regulation of commercial mobile radio services ("CMRS") under the Communications Act of 1934, as amended, and the rules, regulations, published and publicly available orders and published and publicly available policy statements promulgated by the FCC (collectively, the "Communications Laws") with respect to the Personal Communications Services ("PCS") and cellular licenses, permits, and other authorizations issued to the Company and its subsidiaries as listed in Annex A hereto (the "FCC Licenses"). We have not reviewed or considered any requirements imposed by the laws of any state or any state public service commission or similar agency in rendering this opinion. We have examined the Agreement, the Basic Prospectus dated February 2, 2001, and the final Prospectus Supplement dated February 22, 2001 (such Basic Prospectus and Prospectus Supplement collectively hereinafter referred to as the "Final Prospectus") (collectively, the "Transaction Documents"). We have not reviewed any other agreement, contract or document in connection with the opinions expressed herein, other than the Transaction Documents. Except with respect to a review of certain public records of the FCC as described in Annex A and Annex B, we have not made any investigation of the Company, the subsidiaries of the Company or their operations or businesses in connection with the opinions expressed herein, and have relied upon the Company's description of its operations and businesses in the Final Prospectus. The opinions stated herein do not purport to cover areas of compliance or any other matter that can only be determined through an inspection of the facilities of the Company or any of the subsidiaries of the Company or the work product, records or operations of the Company or any of the subsidiaries of the Company. We advise you that the FCC's rules provide for the automatic cancellation of certain of the FCC Licenses at an earlier date than the scheduled expiration date if certain conditions, including the completion of construction by a specified date, are not met. We have made no investigation or other inquiry in connection with this opinion with respect to whether such conditions have been met, and we have assumed that all such conditions have been or will be timely met with respect to the FCC Licenses.

         In rendering the opinions herein expressed, we have assumed, without further investigation: (i) the genuineness of all signatures on documents provided to us, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents provided to us as originals, (iv) the conformity with original documents of all documents provided to us as certified, conformed or photostatic copies or facsimiles, and (v) the authority of the person or persons who executed any documents provided to us. We have assumed that each person or entity has all the requisite power and authority and has fulfilled all necessary procedures to take and adopt the actions, or enter into each of the agreements, set forth in any documents provided to us and to effect the transactions contemplated thereby and that such agreements constitute the legal, valid and binding obligations of the parties thereto. We also have assumed and relied upon, without any inquiry or verification by us, the accuracy and completeness of the FCC's publicly available licensing records at the time of examination by us, and the absence of changes since the date examined by us. It is possible that there may be matters pending before the FCC relating to the FCC Licenses of which we do not have knowledge because such matters have not been incorporated into the publicly available files of the FCC reviewed by us as described in Annex A and Annex B.

         Whenever any statement in this opinion is indicated to be based on our knowledge, it means only that, during the course of our representation of the Company in connection with the preparation of this opinion, no information has come to the attention of the attorneys in our firm representing the Company in connection with the offering described in the Agreement that would give those attorneys actual knowledge that such statement is incorrect. Other than our review of certain public records of the FCC, we have not undertaken any investigation to determine the accuracy of any such statement, and no inference as to our knowledge regarding the accuracy of any such statement should be drawn from our serving as special communications counsel to the Company.

         We do not purport to express opinions herein concerning any laws other than the Communications Laws. Our opinions are limited strictly to the matters stated herein and no opinions may be inferred or are implied beyond the matters expressly stated herein. We assume no obligation to advise you beyond the opinions specifically expressed herein.

         Based upon our examination of the foregoing disclosures, documents, records and matters of law and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

         1. The sale of the Shares and the execution, delivery and performance by the Company of the Transaction Documents to which it is a party (i) do not violate any Communications Laws, (ii) do not cause any cancellation, termination, revocation, forfeiture, or adverse modification of any FCC Licenses and (iii) do not require any authorization or filing with the FCC.

         2. Except as disclosed in the Final Prospectus and except for rule making proceedings and similar proceedings of general applicability to the CMRS industry or substantial segments thereof, to our knowledge, there is no notice of violation, order to show cause, petition to deny or complaint, or investigatory proceeding pending against the Company or any subsidiary of the Company listed in Annex A before the FCC that reasonably could be expected to result in cancellation, termination, revocation, forfeiture or modification of the FCC Licenses that individually or in the aggregate would have a material adverse effect upon the Company and its subsidiaries considered as a single enterprise. We inform you, however, that (i) the staff of the FCC's Wireless Telecommunications Bureau has advised us that no reliable central record of such matters exists by individual licensee name, (ii) there is, to our knowledge, no central location of orders, decisions, judgments or other rulings that would permit the reliable identification of all such matters that may be pending with respect to the Company or the subsidiaries of the Company listed in Annex A, and
(iii) except as otherwise noted in Annex B, we have not undertaken to examine or to make inquiries with respect to any such records.

         3. The statements in the Final Prospectus, under the captions "Business--Regulation" and "-- State Regulation and Local Approvals," insofar as they are, or refer to, statements of federal communications law under the Communications Laws applicable to CMRS services or legal conclusions with respect to federal communications law under the Communications Laws applicable to the CMRS services, have been reviewed by us and, taken together, present the information required to make such statements of federal law or legal conclusions, in light of the circumstances under which they were made, accurate in all respects material to the business of the Company as described in the Final Prospectus.

         4. Based on the review of FCC publicly available records and our inquiry of the FCC described herein, each of the FCC Licenses is held by the subsidiary of the Company listed in Annex A as the holder thereof, is in effect, and to our knowledge has not been suspended, terminated or revoked. The PCS and cellular radio licenses issued by the FCC and included in the FCC Licenses listed in Annex A authorize the holder thereof listed in Annex A to operate either a PCS or cellular system (as indicated in Annex A) in the markets listed in Annex A without a further PCS or cellular license issued by the FCC.

         This opinion is being furnished to you at the request of the Company, subject to the qualifications and limitations expressed herein and may be relied upon by you only with respect to the specific matters that are the subject hereof. This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose or be relied upon by any other person, without our prior written consent.

                                                                       EXHIBIT B

                           [FORM OF LOCK-UP LETTER]


                                        February __, 2001


Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
First Union Securities, Inc.
Robert W. Baird & Co. Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Triton PCS Holdings, Inc., a Delaware corporation (the "Company") and certain Selling Shareholders providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters") of shares (the "Shares") of the Class A Common Stock, $.01 par value, of the Company (together with the Company's Class B Common Stock, $.01 par value, the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, or (c) bona fide gifts, sales or other dispositions of shares of any class of the Company's capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer under clause (c) that (i) the transferee executes a duplicate form of this Lock-Up Letter, and (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above). In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

         The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                            Very truly yours,



                                            -----------------------------
                                            Name

                                            -----------------------------
                                            Address

                          CROSS-REFERENCE TARGET LIST

     NOTE: Due to the number of targets some target names may not appear in the target pull-down list.

     (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)


ARTICLE/SECTION TARGET NAME
===========================

1......................represents warrants
1(a).............................regst.eff
1(b).......................regstmnt untrue
1(c).........................valid company
1(d)......................valid subsidiary
1(e)..............................agt auth
1(f)....................auth capital stock
1(g).....................outstanding stock
1(h)...........................shares auth
1(i).....................co applicable law
1(j)........................adverse change
1(k)....................no pending proceed
1(l)........................prosp complies
1(m)....................co. not investment
1(n)...........................co. and sub
1(n)(i), 1(w)(i)................compliance
1(n)(ii), 1(w)(i)..............all permits
1(n)(iii), 1(w)(i)all terms and conditions
1(o)...............environ law liabilities
1(p)..........................no contracts
?.........................florida statutes

3....................agt to sell and purch

4.........................public off terms

5.................... payment and delivery

6...................obligations underwrtrs
6(a)...................subsequent to execu
6(a)(i).....................no downgrading
6(a)(ii).............no change in business
6(b)..................cert of exec officer
6(c).......................counsel opinion
6(c)(i)......................company valid
6(c)(ii)......................subsid valid
6(c)(ii).........................agt execu
6(c)(iii)...............capital stock auth
6(c)(iv).................stock outstanding
6(c)(vi).....................issued shares
6(d)(i)........................auth shares
6(d)(ii).........................agt execu
2(b)(ii)6(c)(vii)....contra applicable law
6(c)(viii)......................statements
6(c)(viii)(A),6(d)(iv)(A).......prospectus
6(d)(iv)(B)..................reg statement
6(c)(ix).......................due inquiry
6(d)(v),(d)(vi)..........not investment co
?......................company and subsids
?...........................law compliance
?........................recvd all permits
?...........................terms and cond
?.............................such counsel
6(d)(vii)(A)..............regstmnt opinion
6(d)(vii)(A),6(d)(vii)(C).....believe that
6(d)(vii)(6(d)(vii)(E)........no reason to
6(g)...........................dpw opinion
6(f)(6(h)...............underwrtr received
6(i)...............................lock-up
?......................several obligations

7.............................co covenants
7(a).....................furnish signed cc
7(b).......................cc before amend
7(c).......................after pub offer
7(d)...................endeavor to qualify
7(e)........................make available
?.............................not to offer

9........................indem and contrib
9(a).....................company indemnify
9(c)...................underwrtr indemnify

ARTICLE/SECTION TARGET NAME
===========================
9(d).......................promptly notify
9(e).......................each contribute
9(e)(i).........................proportion
9(f).....................just or equitable
9(g)......................remain operative

10.............................termination
10(a)......................after execution
10(a)(i).................trading generally
10(a)(ii)...............trading securities
10(a)(iii)......................moratorium
10(a)(iv).........................outbreak

11......................default underwrtrs

13............................counterparts

14..........................applicable law

15................................headings